EXHIBIT 99.3

                          NDE ENVIRONMENTAL CORPORATION
        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION


       The following unaudited pro forma financial data is based on the historical consolidated financial statements of NDE Environmental Corporation and its subsidiaries ("NDE" or the "Company") and the combined financial statements of the Tanknology UST Group.

       All of the unaudited pro forma data gives effect to the acquisition (the "Aquisition") of the Tanknology UST Group by NDE (which occurred on October 25,
1996) using the purchase method of accounting and is based upon the assumptions and adjustments described in the accompanying notes to the unaudited pro forma condensed consolidated financial statements. The pro forma data also gives effect to the October 1996 conversion of $1,035,882 of NDE indebtedness and accrued interest into 8,000,000 shares of NDE common stock (the "Debt Conversion").

       NDE's unaudited pro forma condensed consolidated balance sheet as of September 30, 1996 gives effect to the Acquisition and the Debt Conversion as if they had occurred on September 30, 1996.

       NDE's unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 1995 and NDE's unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 1996 give effect to the Acquisition and the Debt Conversion as if they had occurred on January 1, 1995.

       The unaudited pro forma condensed consolidated financial statements reflect NDE's allocation of the purchase price to the assets and liabilities of the acquired companies based upon NDE's current estimates of the values of the assets acquired and liabilities assumed. NDE currently is considering the sale of certain assets acquired in the Acquisition and also evaluating the respective values of the assets acquired and liabilities assumed. These allocations may vary as additional information is obtained, and accordingly, the ultimate allocation may differ from those used in the unaudited pro forma condensed consolidated financial statements.

       The unaudited pro forma condensed consolidated financial statements may not be indicative of the results that actually would have occurred if the Acquisition and Debt Conversion had been completed and in effect for the periods indicated, nor of the results that may be obtained in the future.

                        NDE ENVIRONMENTAL CORPORATION AND
             TANKNOLOGY UST GROUP OF TANKNOLOGY ENVIRONMENTAL, INC.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            As of September 30, 1996


                                                                   NDE
                                                              Environmental    Tanknology      Pro Forma         Pro Forma
                                                               Corporation      UST Group     Adjustments        Combined
                                                             ---------------  -------------  -------------     -------------
                           ASSETS
CURRENT ASSETS:
      Cash and cash equivalents..............................$        20,575  $     566,140  $    (222,304)(m) $     364,411
      Accounts receivable, net...............................      1,715,792      4,419,624                        6,135,416
      Other current assets ..................................        425,314      1,266,979                        1,692,293
      Changes in working capital through date of acquisition                                       391,982 (c)       391,982
                                                             ---------------  -------------  -------------     -------------
        Total current assets.................................      2,161,681      6,252,743        169,678         8,584,102


Property and equipment, net .................................      2,544,564      4,773,924     (1,207,258)(b)
                                                                                                   700,000 (h)     6,811,230
Intangible assets, net ......................................      1,274,515        948,850       (362,520)(d)
                                                                                                   200,000 (f)
                                                                                                 4,096,989 (g)     6,157,834
Other assets.................................................         68,496        164,822        826,095 (p)     1,059,413
                                                             ---------------  -------------  -------------     -------------
      Total assets...........................................$     6,049,256  $  12,140,339  $   4,422,984       $22,612,579
                                                             ===============  =============  =============     =============


               LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:
      Accounts payable and accrued expenses .................$     1,233,603  $     690,613  $     942,750 (e) $   2,866,966
      Accrued liabilities....................................        637,811      1,162,088        (35,882)(t)     1,764,017
      Accrued payroll and payroll taxes .....................        488,933                                         488,933
      Revolving line of credit...............................                                    2,000,000 (l)     2,000,000
      Current portion of long-term debt and financing .......      2,854,461                       900,000 (j)     3,754,461
                                                             ---------------  -------------  -------------     -------------
        Total current liabilities............................      5,214,808      1,852,701      3,806,868        10,874,377
Long-term debt, less current portion.........................      1,056,086                     5,100,000 (l)
                                                                                                 6,400,000 (m)
                                                                                                (2,526,970)(o)
                                                                                                (1,000,000)(s)     9,029,116
Deferred revenue.............................................                         5,040                            5,040
Deferred income taxes .......................................                       289,802                          289,802

Warrants, with put option ...................................                                    1,600,000 (n)     1,600,000

SHAREHOLDERS' EQUITY (Deficit):
      Preferred Stock .......................................          5,000                                           5,000
      Common Stock ..........................................            799                           800 (r)         1,599

      Common Stock subscribed ...............................      1,035,882                                       1,035,882
      Additional paid-in capital.............................     26,524,624                     1,035,082 (q)    27,559,706
      Retained earnings......................................    (27,787,943)                                    (27,787,943)
      Owner's equity ........................................                     9,992,796     (9,992,796)(a)
                                                             ---------------  -------------  -------------     -------------
        Total shareholders' equity (deficit).................       (221,638)     9,992,796     (8,956,914)          814,244
                                                             ---------------  -------------  -------------     -------------

      Total liabilities and shareholders' equity (deficit)...$    6,049,256   $  12,140,339  $  4,422,984      $  22,612,579
                                                             ===============  =============  =============     =============

     The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

                        NDE ENVIRONMENTAL CORPORATION AND
             TANKNOLOGY UST GROUP OF TANKNOLOGY ENVIRONMENTAL, INC.
        NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            As of September 30, 1996


     The following pro forma adjustments to the unaudited condensed consolidated balance sheet assume the Acquisition had been consummated on September 30, 1996.

     The Acquisition will be accounted for using the purchase method. The costs related to the Acquisition were allocated to the fair value of the assets acquired as of the closing date.

     The estimated purchase price of the Acquisition and preliminary allocations are as follows:


Purchase price of the Acquisition .....................................................................  $   12,508,391
Costs and fees of the Acquisition .....................................................................         360,848
                                                                                                         --------------
                                                                                                         $   12,869,239
                                                                                                         ==============
   Net equity of the Tanknology UST Group at September 30, 1996 (book value of net assets):
          Owner's equity ..............................................................................  $    9,992,796 (a)

Assets not acquired:
          Land and buildings ..........................................................................      (1,207,258)(b)
Changes in working capital through date of acquisition ................................................         391,982 (c)
Eliminate other intangible assets of Tanknology UST Group .............................................        (362,520)(d)
Record liability for costs to consolidate operations ..................................................        (942,750)(e)
Adjustments to record assets at fair values:
          Noncompete agreements .......................................................................         200,000 (f)
          Goodwill ....................................................................................       4,096,989 (g)
          Line testing vehicles .......................................................................         700,000 (h)
                                                                                                         --------------
                                                                                                         $   12,869,239
                                                                                                         ==============

                        NDE ENVIRONMENTAL CORPORATION AND
             TANKNOLOGY UST GROUP OF TANKNOLOGY ENVIRONMENTAL, INC.
  NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (continued)



Sources and uses of funds for the Acquisition are as follows:
                                                                                    Non-current
Sources of funds:                                            Current Portion          Portion             Total
                                                             ----------------     --------------      -------------
        Proceeds from revolving credit line .................$      2,000,000 (i) $          --      $    2,000,000
        Proceeds from 5-year term note ......................         900,000 (j)      5,100,000 (l)      6,000,000
        Proceeds from senior subordinated debt ..............                          6,400,000 (m)      6,400,000
        Proceeds from sale of warrants ......................                          1,600,000 (n)      1,600,000
        Use of existing cash balances .......................         222,304 (k)                           222,304
                                                             ----------------     --------------    ---------------
         Total sources of funds .............................$      3,122,304     $   13,100,000    $    16,222,304
                                                             ================     ==============    ===============

Uses of funds:
        Purchase of Tanknology UST Group ....................                                       $    12,869,239
        Repayment of term loan and credit line ..............                                             2,526,970 (o)
        Debt issue costs ....................................                                               826,095 (p)
                                                                                                    ---------------
                                                                                                    $    16,222,304
                                                                                                    ===============

       In October 1996, Proactive Partners converted $1,035,882 of indebtedness and accrued interest into 8,000,000 shares of common stock of the Company. This conversion results in the following changes to the Company's pro forma capitalization:


                                                             Additional Paid-
                                                                in Capital          Common Stock           Total
                                                             ----------------     ----------------    --------------
Debt ........................................................$        999,200     $          800     $    1,000,000 (s)
Accrued interest ............................................          35,882                                35,882 (t)
                                                             ----------------     --------------     ---------------
                                                             $      1,035,082 (q) $          800 (r) $    1,035,882
                                                             ================     ==============     ===============

                        NDE ENVIRONMENTAL CORPORATION AND
             TANKNOLOGY UST GROUP OF TANKNOLOGY ENVIRONMENTAL, INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      for the year ended December 31, 1995



                                                             NDE
                                                        Environmental      Tanknology        Pro Forma
                                                         Corporation        UST Group        Adjustment           Pro Forma
                                                       ---------------   ---------------   --------------      ---------------
Revenues...............................................$    11,347,591   $    24,607,320   $          --       $    35,954,911
Costs and expenses:
     Cost of revenues..................................      7,062,456        14,440,612                            21,503,068
     Selling, general and administrative...............      6,194,980         9,165,278       (2,000,000)(a)
                                                                                               (1,400,000)(b)
                                                                                                 (158,468)(h)
                                                                                                  100,000 (i)
                                                                                                  273,133 (j)
                                                                                                   40,000 (k)
                                                                                                  (56,630)(m)       12,158,293
     Provision for doubtful accounts...................        233,453                                                 233,453
                                                       ---------------   ---------------   --------------      ---------------
Total costs and expenses ..............................     13,490,889        23,605,890       (3,201,965)          33,894,814
                                                       ---------------   ---------------   --------------      ---------------
Earnings (loss) from operations .......................     (2,143,298)        1,001,430        3,201,965            2,060,097


Other income (expense):
     Interest income ..................................            138             7,290                                 7,428
     Interest expense .................................       (905,682)          (11,837)         348,234 (c)
                                                                                               (1,597,000)(d)
                                                                                                 (458,164)(e)
                                                                                                 (165,219)(f)
                                                                                                 (800,000)(g)       (3,589,668)
     Other income (expense), net ......................        156,203           (15,860)                              140,343
                                                       ---------------   ---------------   --------------      ---------------
Net income (loss) before income taxes .................     (2,892,639)          981,023          529,816           (1,381,800)

         Income taxes (benefit) .......................                          443,100         (443,100)(l)
                                                       ---------------   ---------------   --------------      ---------------
         Net income (loss).............................$    (2,892,639)  $       537,923   $      972,916      $    (1,381,800)
                                                       ===============   ===============   ==============      ===============

Primary net loss per share 1 ..........................$        (1.45)                                         $        (0.14)
                                                       ===============                                         ===============
Weighted average number of common shares
     outstanding ......................................      1,991,820                          8,000,000 (n)        9,991,820
                                                       ===============                     ==============      ===============


     The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.
--------
1     Fully diluted net loss per share does not differ  materially from primary net loss per share.

                        NDE ENVIRONMENTAL CORPORATION AND
             TANKNOLOGY UST GROUP OF TANKNOLOGY ENVIRONMENTAL, INC.
   NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      for the year ended December 31, 1995


     The following pro forma adjustments to the unaudited condensed consolidated statement of operations reflect the acquisition as if it had occurred on January 1, 1995:

       (a) Eliminate historically incurred salaries, benefits, and related expenses of $2,000,000 which will not continue to be incurred subsequent to the acquisition.

       (b) Eliminate historically incurred corporate administrative costs and management fees of $1,400,000 which will not continue to be incurred subsequent to the acquisition.

       (c)     Eliminate $348,234 of historical interest expense recorded by NDE.

       (d) Record interest expense on the acquisition financing of $1,597,000.

       (e) Record amortization of the discount on the acquisition financing of $458,164 using the interest method.

       (f) Record $165,219 of amortization of debt issue costs incurred in connection with the acquisition financing using the interest method.

       (g)     Record estimate of $800,000 of the warrant with put option.

       (h) Eliminate depreciation and amortization of $158,468 for assets not acquired.

       (i) Record depreciation and amortization of $100,000 relating to the increased basis in assets acquired due to purchase accounting.

       (j) Record $273,133 amortization of the goodwill recorded in the purchase accounting, assuming a 15-year life.

       (k) Record $40,000 amortization of the covenant not to compete recorded in the purchase accounting, assuming a five-year life.

       (l) Eliminate historical tax expense of $443,100 recorded by the Tanknology UST Group, based on the assumption that the combined entity would not have recorded taxable income.

       (m) Eliminate historical goodwill amortization of $56,630 recorded by the Tanknology UST Group.

       (n) In October 1996, Proactive Partners converted $1,035,882 of indebtedness and accrued interest into 8,000,000 shares of common stock of the Company. Such shares have been included in the weighted average number of common shares outstanding in the accompanying pro forma condensed consolidated statement of operations.

                        NDE ENVIRONMENTAL CORPORATION AND
             TANKNOLOGY UST GROUP OF TANKNOLOGY ENVIRONMENTAL, INC.
       UNAUDITED  PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS for
                  the nine months ended September 30, 1996



                                                               NDE
                                                           Environmental      Tanknology       Pro Forma
                                                            Corporation        UST Group       Adjustment          Pro Forma
                                                           --------------   ---------------  --------------      --------------

Revenues...................................................$    8,638,503   $    17,105,756                      $   25,744,259
Costs and expenses:
     Cost of revenues .....................................     5,447,412        10,206,577                          15,653,989
     Selling, general and administrative...................     4,532,631         6,485,194  $   (1,500,000)(a)
                                                                                                 (1,000,000)(b)
                                                                                                   (117,316)(h)
                                                                                                     75,000 (i)
                                                                                                    204,849 (j)
                                                                                                     30,000 (k)
                                                                                                    (42,472)(m)       8,667,886
     Provision for doubtful accounts.......................       169,607                                               169,607
                                                           --------------   ---------------  --------------      --------------
Total costs and expenses ..................................    10,149,650        16,691,771      (2,349,939)         24,491,482
                                                           --------------   ---------------  --------------      --------------
Earning (loss) from operations ............................    (1,511,147)          413,985       2,349,939           1,252,777

Non-recurring charge ......................................      (833,321)                                             (833,321)

Other income (expense)
     Interest income ......................................            37               955                                 992
     Interest expense .....................................      (593,285)                          281,780 (c)
                                                                                                 (1,197,750)(d)
                                                                                                   (332,938)(e)
                                                                                                   (123,914)(f)
                                                                                                   (850,000)(g)      (2,816,107)
     Other ................................................                          29,600                              29,600
                                                           --------------   ---------------  --------------      --------------
Net income (loss) before income taxes and
     extraordinary item ...................................    (2,937,716)          444,540         127,117          (2,366,059)

         Income taxes (benefit) ...........................                         200,657        (200,657)(l)
                                                           --------------   ---------------  --------------      --------------
         Net income (loss) before extraordinary item ......$   (2,937,716)  $       243,883  $      327,774      $   (2,366,059)
                                                           ==============   ===============  ==============      ==============

Primary net loss per share before extraordinary item 2.....$       (0.64)                                        $       (0.19)
Weighted average number of common shares
     outstanding ..........................................     4,558,601                         8,000,000 (n)      12,558,601
                                                           ==============                    ==============      ==============

       The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.
--------
2     Fully diluted net loss per share does not differ  materially from primary net loss per share.

                        NDE ENVIRONMENTAL CORPORATION AND
             TANKNOLOGY UST GROUP OF TANKNOLOGY ENVIRONMENTAL, INC.
   NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  for the nine months ended September 30, 1996


     The following pro forma adjustments to the unaudited condensed consolidated statement of operations reflect the acquisition as if it had occurred on January 1, 1995:

       (a) Eliminate historically incurred salaries, benefits, and related expenses of $1,500,000 which will not continue to be incurred subsequent to the acquisition.

       (b) Eliminate historically incurred corporate administrative costs and management fees of $1,000,000 which will not continue to be incurred subsequent to the acquisition.

       (c)    Eliminate $281,780 of historical interest expense recorded by NDE.

       (d) Record interest expense on the acquisition financing of $1,197,750.

       (e) Record amortization of the discount on the acquisition financing of $332,938 using the interest method.

       (f) Record $123,914 of amortization of debt issue costs incurred in connection with the acquisition financing using the interest method.

       (g) Record estimate of $850,000 for accretion of the warrant put option.

       (h) Eliminate depreciation and amortization of $117,316 for assets not acquired.

       (i) Record depreciation and amortization of $75,000 relating to the increased basis in assets acquired due to purchase accounting.

       (j) Record $204,849 amortization of the goodwill recorded in the purchase accounting, assuming a 15-year life.

       (k) Record $30,000 amortization of the covenant not to compete recorded in the purchase accounting, assuming a five-year life.

       (l) Eliminate historical tax expense of $200,657 recorded by the Tanknology UST Group, based on the assumption that the combined entity would not have recorded taxable income.

       (m) Eliminate historical goodwill amortization of $42,472 recorded by Tanknology UST Group.

       (n) In October 1996, Proactive Partners converted $1,035,882 of indebtedness and accrued interest into 8,000,000 shares of common stock of the Company. Such shares have been included in the weighted average number of common shares outstanding in the accompanying pro forma condensed consolidated statement of operations.